UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019 (April 25, 2019)

Commission file number: 000-55610

GREENBACKER RENEWABLE ENERGY COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11 East 44th Street, 12th Floor

New York, NY 10017

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Greenbacker Renewable Energy Company LLC Acquires a 12 MWac Biomass Project in Colorado

Greenbacker Renewable Energy Company LLC (the “Company”) announced today that on April 25, 2019, the Company, through a wholly-owned subsidiary, purchased Eagle Valley Clean Energy, LLC (“EVCE”), a 12 megawatt (AC) biomass project located in Gypsum, Colorado. EVCE generates electricity from wood biomass products and sells 100% of energy generated to Holy Cross Energy, a non-profit rural electric cooperative that provides electricity to just over 55,000 members in western Colorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2019	Greenbacker Renewable Energy Company LLC

	By:	/s/ Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director